Exhibit 99.1

Heritage Financial Corporation Receives Regulatory Approvals to Acquire Olympic Bancorp, Inc.

Olympia, WA, December 29, 2025/ PRNewswire / – Heritage Financial Corporation (“Heritage”) (Nasdaq: HFWA) announced today that it has received all regulatory approvals required to complete the previously announced merger (the "Merger") of Olympic Bancorp, Inc. (“Olympic”) with and into Heritage, and the merger of Kitsap Bank with and into Heritage Bank.
Heritage expects the transaction to close on or about January 31, 2026, subject to the satisfaction of customary closing conditions, including the receipt of shareholder approval by the shareholders of both Heritage and Olympic.
“We are pleased to have received the necessary regulatory approvals as this is an important step towards integrating a successful merger,” said Bryan McDonald, Heritage President and CEO. “Kitsap Bank’s relationship banking strategy nicely compliments Heritage’s strategies. This combination will create a more robust banking platform for communities across the Puget Sound region."
About Heritage
Heritage Financial Corporation is an Olympia-based bank holding company with Heritage Bank, a full-service commercial bank, as its sole wholly-owned banking subsidiary. Heritage Bank has a branching network of 51 banking offices in Washington, Oregon, and Idaho. Heritage Bank also does business under the Whidbey Island Bank name on Whidbey Island. Heritage’s stock is traded on the NASDAQ Global Select Market under the symbol “HFWA.” More information about Heritage Financial Corporation can be found on its website at www.hf-wa.com and more information about Heritage Bank can be found on its website at www.heritagebanknw.com.
Contact
Bryan D. McDonald, President and Chief Executive Officer, (360) 943-1500

Cautionary Note Regarding Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could,” as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. In addition to factors disclosed in reports filed by Heritage with the Securities and Exchange Commission (the "SEC"), risks and uncertainties for Heritage, Olympic and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of Olympic’s operations with those of Heritage will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed Merger; (4) changes to tax legislation and their potential effects on the accounting for the Merger; (5) the inability to complete the proposed Merger due to the failure of Olympic’s shareholders to adopt the Agreement and Plan of Merger, dated as of September 25, 2025, by and between Heritage and Olympic, or the failure of Heritage’s shareholders to approve the issuance of Heritage’s common stock in connection with the Merger; (6) the failure to satisfy other conditions to completion of the proposed Merger; (7) the failure of the proposed Merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed Merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed Merger on Heritage’s, Olympic’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the dilution caused by Heritage’s issuance of additional shares of Heritage’s common stock in connection with the Merger; and (13) changes in the global economy and financial market conditions and the business, results of operations and financial condition of Heritage, Olympic and the combined company. Please refer to each of Heritage’s Annual

Report on Form 10-K for the year ended December 31, 2024, as well as Heritage’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.
Any forward-looking statement included in this press release are based only on information currently available to management and speaks only as of the date on which it is made. Neither Heritage nor Olympic undertakes any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Additional Information and Where to Find It
Heritage filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a joint proxy statement of Heritage and Olympic that also constitutes a prospectus of Heritage, which was sent to the shareholders of Heritage and Olympic on or about December 12, 2025. Before making any voting decision, the shareholders of Heritage and Olympic are advised to read the joint proxy statement/prospectus because it contains important information about Heritage, Olympic and the proposed transaction. Documents relating to the Merger filed by Heritage can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage’s website at hf-wa.com under the tab “Financials.” Alternatively, these documents can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 5th Avenue Southwest, Olympia, Washington 98501, or by calling (360) 943-1550. The contents of the website referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.
Participants in the Solicitation
This press release does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Heritage, Olympic, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Heritage and Olympic in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of Heritage and Olympic is included in the joint proxy statement/prospectus for the proposed transaction. The joint proxy statement/prospectus and other documents relating to the Merger may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”
Security holders may obtain information regarding the names, affiliations and interests of Heritage's directors and executive officers in the definitive proxy statement of Heritage relating to its 2025 Annual Meeting of Shareholders filed with the SEC on March 21, 2025 and in Heritage’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025. To the extent the holdings of Heritage’s securities by Heritage’s directors and executive officers have changed since the amounts set forth in Heritage’s proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”